UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2007 (October 10, 2007)

AFH HOLDING I, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52682	None
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9595 Wilshire Boulevard, Suite 900 Beverly Hills, California	90212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 300-3431

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

The disclosures under Item 5.01 are incorporated in this Item 1.01 by reference.

Item 3.02                      Unregistered Sales of Equity Securities.

The disclosures under Item 5.01 are incorporated in this Item 3.02 by reference.

As set forth under Item 5.01 below, on November 13, 2007, the Company issued 4,000,000 shares of common stock to AFH Holding and Advisory, LLC, a Nevada limited liability company (“AFH Advisory”).  AFH Advisory is an “accredited investor” as defined under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”).  The Company relied upon the exemption from registration as set forth in Section 4 (2) of the Securities Act and/or Rule 506 of Regulation D for the issuance of these securities. AFH Advisory took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

Item 5.01                      Changes in Control of Registrant.

On November 13, 2007, the Company entered into a Stock Redemption Agreement (the “Stock Redemption Agreement”) with Ms. Lauren Scott, who at the time was the Company’s sole shareholder and a member of its Board of Directors, whereby the Company agreed to redeem and Ms. Scott agreed to sell 5,000,000 shares of the Company’s common stock (the “Redeemed Shares”) held by Ms. Scott, which constituted 100% of the total outstanding shares of the common stock of the Company, in consideration for $12,500 (the “Stock Redemption”).

Concurrently with the Stock Redemption, on November 13, 2007, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with AFH Advisory, whereby the Company agreed to sell and AFH Advisory agreed to buy 4,000,000 shares of the Company’s common stock for an aggregate purchase price equal to $12,500 (the “Purchase Price”).  Under the Stock Purchase Agreement, AFH Advisory became the sole shareholder of the Company and holds 100% of the Company’s voting securities.  AFH Advisory’s source of funds for the Purchase Price was its working capital.

As part of the transactions described above, the following changes to the Company’s directors and officers have occurred:

•	Lauren Scott resigned as the Company’s President and Secretary effective October 10, 2007 and resigned as a member of the Company’s board of directors effective November 13, 2007.

•	Amir F. Heshmatpour became the Company’s President, Secretary and a member of the Company’s board of directors effective October 10, 2007.

Upon the resignation of Ms. Scott as a member of the Company’s board of directors on November 13, 2007, Mr. Heshmatpour now constitutes a majority of the Company’s board of directors.

FORM 10-SB INFORMATION

Description of Business

Business Development

The Company was incorporated in the State of Delaware on April 16, 2007. The Company has been in the developmental stage since inception and has conducted virtually no business operations, other than organizational activities. The Company has no full-time employees and owns no real estate or personal property. The Company was formed as a vehicle to effect an asset acquisition, merger, exchange of capital stock or other business combination with a domestic or foreign business.

As a blank check company, the Company’s business is to pursue a business combination through acquisition, or merger with, an existing company.  As of the date of this Current Report, the Company has identified an undisclosed potential target company for a possible business combination.  The Company is currently engaged in preliminary negotiations with the target company.  No assurances can be given that the Company will be successful in locating or negotiating with any target company.

Business of Issuer

The Company’s disclosures included in the Form 10-SB filed with the Securities and Exchange Commission (the “Commission”) on June 13, 2007 under the caption “Business of Issuer” are incorporated herein by reference.

Reports to security holders

The Company’s disclosures included in the Form 10-SB filed with the Commission on June 13, 2007 under the caption “Reports to security holders” are incorporated herein by reference.

Management’s Discussion and Analysis or Plan of Operation

The Company’s disclosures included in the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 filed with the Commission on November 14, 2007 under the caption “Management's Discussion and Analysis or Plan of Operation” are incorporated herein by reference.

Description of Property

The Company’s disclosures included in the Form 10-SB filed with the Commission on June 13, 2007 under the caption “Description of Property” are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of our common shares owned beneficially as of November 19, 2007, after the closing of the Stock Redemption Agreement and the Stock Purchase Agreement (“Post-Closing”) by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our company's voting securities; (ii) each of our Post-Closing directors and named executive officers; and (iii) our Post-Closing officers and directors as a group.  Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Post-Closing Beneficial Owners
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner(1)	Percent of Class
AFH Holding and Advisory, LLC(2) 9595 Wilshire Boulevard, Suite 900 Beverly Hills, California 90212	4,000,000	100%
Amir F. Heshmatpour(3) 9595 Wilshire Boulevard, Suite 900 Beverly Hills, California 90212	4,000,000(4)	100%
All Officers, Directors and persons owning more than 5% as a Group	4,000,000	100%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(2)	Mr. Heshmatpour, the Managing Member of AFH Advisory, has investment and voting control over the shares owned by AFH Advisory, and therefore may be deemed to be a beneficial owner thereof.

(3)	Mr. Heshmatpour is the Company’s President, Secretary and sole director.

(4)
Represents shares of the Company’s common stock owned by AFH Advisory.  As Managing Member of AFH Advisory, Mr. Heshmatpour may be deemed the beneficial owner of these shares of the Company’s common stock.

Directors and Executive Officers, Promoters and Control Persons

The following table sets forth information regarding our current directors and executive officers:

Name, Address	Position Held	Age	Date First Appointed
Amir F. Heshmatpour 9595 Wilshire Boulevard, Suite 900 Beverly Hills, California 90212	President, Secretary and Director	41	October 10, 2007

Business Experience

The following is a brief account of the education and business experience of the current director and executive officer during at least the past five years, indicating the person's principal occupation during the period, and the name and principal business of the organization by which he was employed.

Amir F. Heshmatpour - President, Secretary and Director

Mr. Heshmatpour’s principal business occupation for the last five years has been as a private investor.  From 1994 until the end of 2002, he also served as Chairman and Chief Executive Officer of Metrophone Telecommunications, Inc.  Mr. Heshmatpour also serves as President and Secretary of each of AFH Holding II, Inc., AFH Holding III, Inc., and AFH Holding IV, Inc., which positions he was elected to in October 2007.  Mr. Heshmatpour is a director of each of AFH Holding II, Inc., AFH Holding III, Inc., and AFH Holding IV, Inc.

Significant Employees

As of the date of this Current Report, the Company does not have any significant employees.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, executive officers, promoters or control persons, or any proposed directors, has been involved in any of the following events during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;

3.
being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Executive Compensation

The Company’s disclosures included in the Form 10-SB filed with the Commission on June 13, 2007 under the caption “Executive Compensation” and the Schedule 14F-1/A filed with the Commission on October 24, 2007 under the caption “EXECUTIVE AND DIRECTOR COMPENSATION” are incorporated herein by reference.

Certain Relationships and Related Transactions and Director Independence

Transactions with Related Persons

Other than the transactions under the Stock Redemption Agreement and the Stock Purchase Agreement, there are no transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last three competed fiscal years, and in which any related person had or will have a direct or indirect material interest.

Parents

The Company has no parent companies.

Director Independence

The Company’s board of directors has determined that the Company does not have a board member that qualifies as "independent" as the term is used in Item 407(a)(1) of Regulation S-B under the Exchange Act and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Description of Securities

As of the date of this Report, the Company has 4,000,000 shares of common stock issued and outstanding and an additional 1,000,000 shares issued.  Except as set forth in the preceding sentence, the Company’s disclosures in included in the Form 10-SB filed with the Commission on June 13, 2007 under the caption “Description of Securities”  are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity
and Related Stockholder Matters

Market Information

The Company's common stock is not trading on any stock exchange. The Company is not aware of any market activity in its stock since its inception and through the date of this filing.

Holders

As of the date of this report, there is one holder of record of 4,000,000 shares of the Company’s common stock.  The issued and outstanding shares of the Company’s common stock were issued in accordance with the exemptions from registration afforded by Section 4(2) of the Securities Act and Rule 506 promulgated thereunder.

Dividends

The Company has not paid any cash dividends to date and does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Company’s business.

Securities Authorized for Issuance Under Equity Compensation Plans

None.

Legal Proceedings

The Company’s disclosures included in the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 filed with the Commission on November 14, 2007 under the caption “Legal Proceedings” are incorporated herein by reference.

Changes in and Disagreements with Accountants

There are not and have not been any disagreements between the Company and its accountants on any matter of accounting principles, practices or financial statement disclosure.

Recent Sales of Unregistered Securities

The Company’s disclosures included in the Form 10-SB filed with the Commission on June 13, 2007 under the caption” RECENT SALES OF UNREGISTERED SECURITIES”are incorporated herein by reference.

As described in Item 3.02 of this Current Report, on November 13, 2007, the Company sold 4,000,000 shares of the Company’s common stock to AFH Advisory for an aggregate purchase price equal to $12,500. The Company sold these shares pursuant to the exemption from registration provided by Section 4(2) of the Securities Act.

Indemnification of Directors and Officers

The Company’s disclosures included in the Form 10-SB filed with the Commission on June 13, 2007 under the caption “INDEMNIFICATION OF DIRECTORS AND OFFICERS” are incorporated herein by reference.

Financial Statements

The Company’s disclosures under Item 1 – Financial Statements included in the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007 filed with the Commission on October 10, 2007 and the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 filed with the Commission on November 14, 2007 are incorporated herein by reference.

Exhibits

Reference is made to Item 9.01 of this Current Report, which is incorporated herein by reference.

END OF FORM 10-SB INFORMATION

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

(b)           Resignation of Principal Officers and Directors

On October 10, 2007, Ms. Lauren Scott resigned as the President and Secretary of the Company.  Effective November 13, 2007, Ms. Scott also resigned as a director of the Company.

There were no disagreements between Ms. Scott and any officer or director of the Company.  The Company provided a copy of the disclosures it is making in response to this Item 5.02 to Ms. Scott and informed her that she may furnish the Company as promptly as possible with a letter stating whether she agrees or disagrees with the disclosures made in response to this Item 5.02, and that if she disagrees, then the Company requests that she provide the respects in which she does not agree with the disclosures. The Company will undertake to file any letter received from Ms. Scott, if any, as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt.

(c)           Appointment of Officers

Upon the resignation of Ms. Scott, Mr. Amir F. Heshmatpour, age 41, was appointed as President and Secretary of the Company effective October 10, 2007.

Mr. Heshmatpour’s principal business occupation for the last five years has been as a private investor.  From 1994 until the end of 2002, he also served as Chairman and Chief Executive Officer of Metrophone Telecommunications, Inc.

Mr. Heshmatpour is currently a director of each of AFH Holding II, Inc., AFH Holding III, Inc. and AFH Holding IV, Inc., all of which are reporting companies.

There are no family relationships among the directors or executive officers.

Other than the transactions under the Stock Purchase Agreement, there are no transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last three completed fiscal years, and in which Mr. Heshmatpour had or will have a direct or indirect material interest.

Other than the Stock Purchase Agreement, there is no material plan, contract or arrangement (whether or not written) to which Mr. Heshmatpour is a party or in which he participates that is entered into or material amendment in connection with the triggering event or any grant or award to Mr. Heshmatpour or modification thereto, under any such plan, contract or arrangement in connection with any such event.

The Company has not entered into, adopted, or otherwise commenced a material compensatory plan, contract or arrangement (whether or not written), as to which the Company’s principal executive officer participates or is a party, or such compensatory plan, contract or arrangement is materially amended or modified, or a material grant or award under such plan, contract or arrangement to any such person is made or materially modified.

(d)	Election of Directors

Effective October 10, 2007, Mr. Heshmatpour was appointed to the board of directors of the Company.

Other than the Stock Redemption Agreement and the Stock Purchase Agreement, there are no arrangements or understandings between Mr. Heshmatpour and any other persons pursuant to which Mr. Heshmatpour was selected as a director.

Other than the transactions under the Stock Purchase Agreement, there are no transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last three completed fiscal years, and in which Mr. Heshmatpour had or will have a direct or indirect material interest.

Other than the Stock Purchase Agreement, there is no material plan, contract or arrangement (whether or not written) to which Mr. Heshmatpour is a party or in which he participates that is entered into or material amendment in connection with the triggering event or any grant or award to Mr. Heshmatpour or modification thereto, under any such plan, contract or arrangement in connection with any such event.

Item 9.01                      Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Stock Redemption Agreement by and between the Company and Lauren Scott dated November 13, 2007
10.2	Stock Purchase Agreement by and between the Company and AFH Holding and Advisory, LLC dated November 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFH HOLDING I, INC.
(Registrant)

Date: November 19, 2007
/s/ Amir F. Heshmatpour
Amir F. Heshmatpour, President